Exhibit 10.128

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 36

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 36 (SA-35) To PURCHASE AGREEMENT NO. 03735, entered into as of October 13, 2025 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing provided to Customer notice No. AAL-NM-2504656, dated September 1, 2025, [****] to Customer for [****] Aircraft, each capitalized term as defined in Letter Agreement No. AAL-PA-3735-LA-2306984 entitled “[****]” (the [****]);

WHEREAS, Customer provided notice to Boeing, on September 22, 2025, [****] Aircraft and Boeing and Customer agree to [****] such [****] Aircraft (now a [****] Aircraft (as defined in the [****])) to the following [****] (as defined in the [****]) as shown below:

[****]	[****]	[****]
[****]	[****]	[****]
PA 03735    SA-36

BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

    WHEREAS, Customer and Boeing agree to [****], as defined in Letter Agreement No. AAL-PA-03735-LA-1106651R15 entitled “[****]” (the [****]), for [****] ([****]) [****] Aircraft, (as defined in the [****]) listed in Attachment B of the [****], to the [****] as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
;and

    WHEREAS, Customer and Boeing agree to update and revise, applicable to this Purchase Agreement, Article 11, “Notices” of the AGTA;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table of Contents” to the Purchase Agreement referencing SA-35 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-36 in the footer to reflect changes made to the Purchase Agreement by this SA-36. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.Tables.
Table 1-7.     Table 1-7 of the Purchase Agreement titled “[****] Aircraft Delivery Description, Price and Advance Payments,” is hereby deleted in its entirety and
PA 03735    SA-36

BOEING PROPRIETARY

replaced with a new Table 1-7 titled “[****] Aircraft Delivery Description, Price and Advance Payments,” attached hereto, referencing SA-36 in the footer.1
3.Letter Agreement.
3.1[****]. Letter Agreement No. AAL-PA-03735-LA-2306975R1 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306975R2 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-36 in the footer, to reflect [****] (as defined in the [****]) for each of the [****] Aircraft listed in the table above and to memorialize the parties [****] in Section 2.2(iii) of the [****] related to the [****] for the [****] Aircraft. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.

3.2[****]. Letter Agreement No. AAL-PA-03735-LA-1106654R1 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106654R2 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-36 in the footer, to reflect updates to the addresses and requirements for notices required by Article 11 “Notices” of the AGTA. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.3[****]. Letter Agreement No. AAL-PA-03735-LA-110665R15 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R16 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement), referencing SA-36 in the footer, to reflect the [****] of [****] ([****]) [****] in Attachment B of the Revised [****] Letter Agreement. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
4.[****].
Upon execution of this SA-36, [****]. [****] for the [****] Aircraft, [****] in this SA-36, will be [****] with the [****].
5.Miscellaneous.
5.1The Purchase Agreement is amended and supplemented as set forth above by the revised Table of Contents, Revised [****] Letter Agreement and the new Table 1-7. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

    5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

1 The parties note that the prior convention for updating tables has been for each new version to be labeled Table 1-XXRX; however, for ease of reference, the parties have decided to no longer add the RX to the end of the Table reference.
PA 03735    SA-36

BOEING PROPRIETARY

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA- AAL-PA-03735-LA-2306975R1	Letter Agreement No. AAL-PA-03735-LA-2306975R2
Letter Agreement No. AAL-PA-03735-LA-1106654R1	Letter Agreement No. AAL-PA-03735-LA-1106654R2
Letter Agreement No. AAL-PA-03735-LA-1106651R15	Letter Agreement No. AAL-PA-03735-LA-1106651R16
5.3    If Boeing or Customer determines that references described in Section 5.2 of this SA-36 should be further amended or other references in the Purchase Agreement and any supplemental agreements and associated letter agreements need to be amended as a result of this SA-36, then Boeing and Customer will work together for a mutually agreeable solution.

The rest of this page is intentionally left blank

PA 03735    SA-36

BOEING PROPRIETARY

AGREED AND ACCEPTED this

October 13, 2025
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Financial Planning & Analysis
Title	Title

PA 03735    SA-36

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 36
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
PA-03735        Page 1 of 3
    SA-36
BOEING AND AMERICAN PROPRIETARY

EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
LETTER AGREEMENTS		SA NUMBER
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA-1106651R16	[****]	36
LA-1106652R3	[****]	32
LA-1106654R2	[****]	36
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032R1	[****]	32
PA-03735        Page 2 of 3
    SA-36
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS, continued		SA NUMBER
LA-2306974	[****]	32
LA-2306975R2	[****]	36
LA-2306976	[****]	32
LA-2306977	[****]	32
LA-2306978	[****]	32
LA-2306979	[****]	32
LA-2306980	[****]	32
LA-2306981	[****]	32
LA-2306982	[****]	32
LA-2306983R1	[****]	34
LA-2306984	[****]	32
LA-2306985	[****]	32
LA-2306986	[****]	32
LA-2402910	[****]	33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-36
BOEING AND AMERICAN PROPRIETARY

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (ECI):
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Base Year Index (ECI):	[****]
In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery		of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date		Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~1~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
AAL-PA-03735 122715-1F.txt        Boeing and American Proprietary                            SA-36

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	[****] (if Applicable)^	of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	[****] (if Applicable)^	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
~~[****]-2028~~		~~3~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~		~~2~~	~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~Yes~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
~~[****]-2028~~			~~[****]~~		~~No~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~	~~$[****]~~
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		3	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	1	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 122715-1F.txt        Boeing and American Proprietary                            SA-36

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	[****] (if Applicable)^	of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	[****] (if Applicable)^	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		2	[****]	2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	3	[****]	1, 2	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 122715-1F.txt        Boeing and American Proprietary                            SA-36

Table 1-7 To Purchase Agreement No. PA-03735 [****] Aircraft Delivery, Description, Price and Advance Payments

	[****] (if Applicable)^	Number	Escalation		Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	[****] (if Applicable)^	of	Factor	Notes	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	[****] (if Applicable)^	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]	2	[****]	1	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	[****]-[****]		[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029			[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:		30

*[****]
^[****]

Notes:
1 - [****]

2 – [****]

AAL-PA-03735 122715-1F.txt        Boeing and American Proprietary                            SA-36

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R16
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in [****] to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]) and [****] ([****]). As of the Effective Date (as defined in Supplemental Agreement No. 34 to the Purchase Agreement (SA-34)) of SA-34 to the Purchase Agreement, there are [****].
6.[****].
6.1Intentionally Omitted.
6.2Intentionally Omitted.
6.3[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment B to this Letter Agreement. No later than [****] to the [****] in each calendar [****] for years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar [****] ([****]). However, [****], the [****] for such [****] will be [****]. Such notice will constitute an amendment to Attachment B to this Letter Agreement.
7.[****].
7.1Subject to the provisions of Section 3.2 below, the [****] the Detail Specification for the Aircraft [****] at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
AAL-PA-03735-LA-1106651R16    SA-36
[****]    Page 1 of 5
BOEING AND AMERICAN PROPRIETARY

7.2[****] the right to [****] the [****] starting from a [****]; [****] which would result pursuant to the provisions of Section 3.1 above.
8.[****].
8.1The [****] for each of the [****] to this Letter Agreement.
8.2The [****] for each of the [****] shall be [****] ([****]) [****].
8.3The [****] shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
9.[****].
9.1[****].
9.2[****].
9.3[****].
10.Reserved.
11.[****].
11.1Customer may [****] to Boeing [****] ([****]):
11.1.1Intentionally Omitted.
11.1.2[****].
11.2Reserved.
12.[****].
12.1[****]t.
12.2Reserved.
12.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
13.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
AAL-PA-03735-LA-1106651R16    SA-36
[****]    Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

14.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

Very truly yours,

THE BOEING COMPANY /s/ The Boeing Company

By:	The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106651R16    SA-36
[****]    Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	October 13, 2025

AMERICAN AIRLINES, INC.
/s/ American Airlines, Inc.
By:	American Airlines, Inc.

Its:	VP, Financial Planning & Analysis

Attachments:
Attachment A – Intentionally Omitted.
Attachment B – 737-10 [****] Aircraft

AAL-PA-03735-LA-1106651R16    SA-36
[****]    Page 4 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R15
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features Estimate:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entert		$[****]
Non-Refundable Deposit/Aircraft:		$[****]

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2029	2	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
AAL-PA-03735-LA-1106651R16 122666-1O.txt                                                                 SA-36
Attachment B - [****] Aircraft                             Boeing and American Proprietary                             Page 1

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R15
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No

AAL-PA-03735-LA-1106651R16 122666-1O.txt                                                                 SA-36
Attachment B - [****] Aircraft                             Boeing and American Proprietary                             Page 2

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R15
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	4	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	3	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
AAL-PA-03735-LA-1106651R16 122666-1O.txt                                                                 SA-36
Attachment B - [****] Aircraft                             Boeing and American Proprietary                             Page 3

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R15
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
AAL-PA-03735-LA-1106651R16 122666-1O.txt                                                                 SA-36
Attachment B - [****] Aircraft                             Boeing and American Proprietary                             Page 4

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R15
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	3	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
Total:	87

Note: [****] to Letter Agreement No. AAL-PA-3735-11066508R8
AAL-PA-03735-LA-1106651R16 122666-1O.txt                                                                SA-36
Attachment B - [****] Aircraft                             Boeing and American Proprietary                            Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-2306975R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****] – [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[****] means [****] ([****]) and [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R16 entitled “[****]”.
[****] means [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.

    [****] means [****] to the Purchase Agreement as of the date of this Letter Agreement.

15.[****]. [****] Section 2.1 of the Purchase Agreement, Boeing will [****], [****], or [****]. However, if Boeing [****], or [****] as set forth in the proceeding sentence, the [****], [****], or [****].
16.[****].
16.1[****]. [****], Boeing will [****]:
16.1.1[****]. A [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****].
16.1.2[****]. A [****] ([****]) in the [****] ([****]). Customer [****].
16.1.3[****]. A [****] ([****]) in the [****] ([****]), [****] (MTOW) of [****] [****]) of [****], and [****] ([****]) of [****], in [****]. The [****] ([****]) [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement. The [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement [****]. In the event Customer [****].
16.1.4[****]. An [****] ([****]) in the [****] ([****]). The [****].
16.1.5[****]. For [****] noted in [****] (as defined in the [****] LA, as defined below), Boeing will [****] in accordance with and as described in [****] of Letter
AAL-PA-03735-LA-2306975R2    SA-36
[****] – [****]    Page 1
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
Agreement No. AAL-PA-3735-2306984, as amended, entitled “[****]” (the [****] LA) in the [****] ([****]) on [****] (as defined in the [****] LA) as shown below:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

16.2[****]. The [****] for any and all [****] will be [****] in accordance with Article 2.2(iii) of the [****] LA.
17.[****] – [****]
17.1[****]. At the [****], Boeing will [****]:
17.1.1[****]. An [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.1.2[****]. An [****] ([****]) in the [****] ([****]), [****], [****], [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], [****], and [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****].
17.1.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.1.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.1.5[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.1.6[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.1.7[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
AAL-PA-03735-LA-2306975R2                                  SA-36
[****] – [****]    Page 2
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
17.2[****]. At the [****], Boeing [****]:
17.2.1[****]. [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.2.2[****]. [****] ([****]) in the [****] ([****]), [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement. In the event [****], [****] and [****], the [****].
17.2.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.2.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the for the [****].
17.2.5[****]. In [****], a [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.2.6[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.3[****]. At the [****], Boeing will [****]:
17.3.1[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.3.2[****]. A [****] ([****]) in the [****] ([****]), [****], [****], and [****], in [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. In the event [****], [****] and [****], the [****]. The [****], the [****], and the [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.3.3[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
17.3.4[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
18.[****].
18.1If [****] of the following [****] Aircraft that is to be delivered by Boeing to Customer, [****] Aircraft [****], Boeing [****] ([****]) in the [****] ([****]):
i)[****]; and
ii)[****]; and
iii)[****].
18.2The [****] [****]).
19.[****]. [****], [****] ([****]) in the [****] ([****]). Customer [****] for [****].
AAL-PA-03735-LA-2306975R2                                  SA-36
[****] – [****]    Page 3
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
20.[****].
Unless otherwise noted above, [****] pursuant to Article 3, Article 4, and Article 5 above may, [****], be [****] (i) [****], or (ii) [****] ([****]). For the avoidance of doubt and notwithstanding the foregoing, the [****] described in Article 3.1.5, above, [****].
21.Assignment.
The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
22.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

[Intentionally Left Blank]

AAL-PA-03735-LA-2306975R2                                  SA-36
[****] – [****]    Page 4
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ACCEPTED AND AGREED TO this

Date:	October 13, 2025

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306975R2                                  SA-36
[****] – [****]    Page 5
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106654R2

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.AGTA Basic Articles.
1.1.1Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of Aircraft described in a Purchase Agreement. [****]
1.1.2Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the Engine Supplier for a specific Engine to be installed on the model of Aircraft described in a Purchase Agreement [****].
1.1.3Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: “Escalation Adjustment is defined as the aggregate price adjustment to the Airframe Price (which includes the basic engine price for Models [****]) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.”
1.1.4Article 9.2, “[****]”, is revised to read as follows:
“9.2 [****]”
1.1.5Article 11, “Notices”, is revised to read as follows:
11. Notices. All notices required by this AGTA or any applicable purchase agreement will be written in English, will be effective on the date of receipt, and may be transmitted by the following, each addressed as set forth below: (i) [****]; (ii) [****]; (iii) [****]:

AAL-PA-03735-LA-2306975R2    SA-36
LA Page 1 of 4
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Customer:	American Airlines, Inc.
Email:	[****] and [****] (or [****])

Courier address: American Airlines, Inc. [****] [****] Attn: [****],[****]

Boeing	Delivery or Courier:	Boeing Commercial Airplanes [****] [****] [****] [****] Attention: [****]
	Mail:	Boeing Commercial Airplanes [****] [****] [****] Attention: [****] [****]

	Email:	[****]
2.Appendices to the AGTA.
2.1In Appendix I, entitled “SAMPLE Insurance Certificate”, the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is [****] in [****].
2.2 Appendix II, entitled “Purchase Agreement Assignment” is hereby deleted in its entirety and replaced with the attached Revised Appendix II.
2.3 Appendix III, entitled “Manufacturer’s Consent and Agreement to Assignment of Warranties” is hereby deleted in its entirety and replaced with the attached Revised Appendix III.
3.Exhibit C to the AGTA, “Product Assurance Document”.
AAL-PA-03735-LA-1106654R2
[****]      LA Page 2 of 4
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
Solely for purposes of the Purchase Agreement, [****] are added to the [****] column in the table set forth in the existing Article 3.1 of Part 2 of Exhibit C to the AGTA.
4.[****].

[****].
5.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 13, 2025

AMERICAN AIRLINES, INC.
/s/ American Airlines, Inc.
By:	American Airlines, Inc.

Its:	VP, Financial Planning & Analysis

AAL-PA-03735-LA-1106654R2
[****]      LA Page 3 of 4
BOEING AND AMERICAN PROPRIETARY